UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22449

American Funds Mortgage Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Steven I. Koszalka

American Funds Mortgage Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Mortgage Fund®

Annual report for the year ended August 31, 2018

Invest in high-quality
mortgages for income
and diversification.

American Funds Mortgage Fund seeks to provide current income and preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2018 (the most recent calendar quarter-end):

			Lifetime
Class A shares	1 year	5 years	(since 11/1/10)

Reflecting 3.75% maximum sales charge	–5.88%	0.76%	1.26%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.67% for Class A shares as of the prospectus dated November 1, 2018 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2018, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.89%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.53%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investments in mortgage-related securities involve additional risks, such as prepayment risk, as more fully described in the prospectus. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Summary investment portfolio

8	Financial statements

32	Board of trustees and other officers

Fellow investors:

During a year in which the U.S. economy grew at an above-average rate and the housing market strengthened, interest rates increased across the curve, generating negative returns for the broader bond market. For the 12-month period ended August 31, American Funds Mortgage Fund (AFMF) declined 1.81%.

By way of comparison, the unmanaged Bloomberg Barclays U.S. Mortgage Backed Securities Index, the fund’s primary benchmark, lost 0.53% over the same period. The fund’s peer group, as measured by the Lipper Intermediate U.S. Government Funds Average, declined 1.71%. The Lipper GNMA Funds Average also declined 1.01%.

During the 12-month period, the fund paid dividends totaling 15.0 cents a share, resulting in an income return of 1.48% for those investors opting to reinvest dividends or 1.47% taking dividends in cash. The fund also paid a capital gain of 2.5 cents a share on December 29, 2017.

Market overview

The U.S. economic expansion continued apace over the past year. GDP growth accelerated, employment increased, and manufacturing and service measures were strong. Inflation climbed steadily higher, breaking through the Federal Reserve’s 2% target for the first time in March. Rising interest rates and concerns of an escalating trade war caused equity markets to correct in the first quarter of 2018, but they have since recovered to fresh highs.

The benchmark U.S. Treasury rate broke through the 3% level for the first time since 2014 and, while retreating modestly, remains near that level at the time of writing. Bond market investors sustained losses overall as the yields increased across the curve, with short rates rising more than long rates.

The U.S. Federal Reserve has now increased the federal funds target rate by 25 basis points four times over the past year, most recently to a range of 2.00% to 2.25% in September (after the fund’s fiscal year-end). The market is expecting another 25 basis point rate hike in December, and just two additional hikes thereafter — both in 2019.

The Fed’s decision to engage in these rate hikes was again driven by strong labor market conditions and an increase in core inflation to above its 2% target, and the continuing outlook for these will dictate

Results at a glance

For periods ended August 31, 2018, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	Lifetime (since 11/1/10)

American Funds Mortgage Fund (Class A shares)	–1.81%	0.99%	1.99%	1.87%
Bloomberg Barclays U.S. Mortgage Backed Securities Index*	–0.53	1.38	2.43	2.26
Lipper Intermediate U.S. Government Funds Average†	–1.71	0.60	1.50	1.46
Lipper GNMA Funds Average†	–1.01	0.61	1.60	1.66

*	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update available on our website.

American Funds Mortgage Fund	1

whether additional rate increases will occur this year. Longer term rates, which have a greater impact on mortgage interest rates, also finished the fiscal year higher.

The housing market had a relatively strong year, as household formation and housing starts both continued to accelerate. Home prices increased 6.4% year-over-year through May 2018. Mortgage lenders have loosened underwriting standards for high-quality borrowers backing agency mortgage-backed securities (MBS), in which AFMF invests. But with rising interest rates and housing prices, overall affordability has declined. Residential mortgage delinquencies declined to levels not seen since June 2006.

Inside the portfolio

American Funds Mortgage Fund invested in select MBS and other high-quality investments during its fiscal year. Given the minimal significance of mortgage policy changes introduced over the period, investment decisions were instead based on long-term convictions and informed by the macroeconomic outlook.

The fund’s return trailed its benchmark, the Bloomberg Barclays U.S. Mortgage Backed Securities Index, for the year. Although the portfolio’s duration — a measure of the fund’s sensitivity to interest rates — never deviated significantly from the index, when it did it tended to improve relative returns, providing a net positive contribution for the period. At the end of the fiscal year, the fund was positioned slightly longer than the index.

The portfolio has been positioned for the yield curve to steepen, meaning that longer term rates would rise relative to shorter term rates and/or shorter term rates would fall relative to longer term rates. To manage duration and curve positioning, the managers utilized both cash bonds and derivatives such as interest rate swaps and futures. In this case, the fund primarily used derivatives to shift interest rate exposure away from long maturities and towards intermediate maturities. The curve steepening view detracted from results, as the yield curve flattened more than the market had already priced in. This resulted in a net negative impact on relative results.

Based on a broad view that many mortgage-backed securities are over-valued, American Funds Mortgage Fund was consistently less exposed to agency MBS than its benchmark throughout its fiscal year. As an alternative, managers have owned other AAA-rated securities, such as auto loan and credit card-backed asset-backed securities as well as agency debentures. Because MBS returns were fairly weak over the period compared to other bond sectors, the portfolio’s relatively low exposure to MBS provided a positive contribution to relative results.

Looking ahead

Managers remain focused on meeting the core objectives of providing current income and preserving invested capital. As a corollary, we are always mindful of equity correlations and the ability to use the fund as a building block in client portfolios.

On the whole, managers remain concerned with the level of compensation investors receive for bearing risk across mortgage markets. The fund’s relatively low allocation to agency MBS, combined with an interest rate stance that anticipates that the yield curve will steepen, are positions that we expect will contribute to relative results in the future as markets evolve.

As the Fed continues to withdraw liquidity by divesting Treasuries and mortgage securities from its balance sheet, more attractive valuations for mortgage investment are expected to emerge. Managers anticipate the resulting tighter financial conditions to interrupt this extended period of elevated economic activity and employment, causing significant uncertainty and volatility to be reintroduced into asset prices.

Put together, these factors continue to make managers cautious on agency MBS at this time and at these valuations. As a result, we have positioned the portfolio to take advantage of these developing trends in order to provide our investors with positive outcomes in the future.

We rely on fundamental analysis to develop high-conviction ideas and select securities that we believe will add value to the portfolio. A mortgage fund affords investors a unique opportunity to own high-quality assets with low interest rate risk relative to government securities and minimal credit risk. These characteristics should continue to provide a very low correlation to equities under most market conditions.

Thank you for choosing to invest in American Funds Mortgage Fund. We look forward to reporting to you again in six months.

Cordially,

David Betanzos

President

October 16, 2018

For current information about the fund, visit americanfunds.com.

2	American Funds Mortgage Fund

The value of a $10,000 investment

How a $10,000 investment has grown (for the period November 1, 2010, to August 31, 2018, with all distributions reinvested)

Fund results shown, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Source: Thomson Reuters Lipper. Results of the Lipper Intermediate U.S. Government Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update available on our website.
[4]	For the period November 1, 2010, commencement of operations, through August 31, 2011.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2018)*

			Lifetime
	1 year	5 years	(since 11/1/10)

Class A shares	–5.52%	1.22%	1.37%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

American Funds Mortgage Fund	3

Summary investment portfolio August 31, 2018

Portfolio by type of security	Percent of net assets

Mortgage-backed obligations summary		Percent of net assets
30-year pass-throughs:
Fannie Mae	30.15%
Ginnie Mae	7.98
Freddie Mac	6.44	44.57%
Other		9.28
Total		53.85%

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	32.17%
AAA/Aaa	58.14
AA/Aa	.13
A/A	.01
Short-term securities & other assets less liabilities	9.55

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 90.45%	Principal amount (000)	Value (000)
Mortgage-backed obligations 53.85%
Federal agency mortgage-backed obligations 52.04%
Fannie Mae 4.00% 2047[1]	$70,209	$71,581
Fannie Mae 4.00% 2047[1]	50,154	51,130
Fannie Mae 3.50% 2048[1,2]	38,604	38,370
Fannie Mae 4.00% 2048[1,2]	250,129	254,341
Fannie Mae 4.00% 2048[1,2]	68,280	69,378
Fannie Mae 4.50% 2048[1,2]	347,510	360,428
Fannie Mae 4.50% 2048[1]	207,987	216,080
Fannie Mae 4.50% 2048[1]	104,274	108,357
Fannie Mae 4.50% 2048[1]	62,248	64,685
Fannie Mae 5.00% 2048[1]	36,313	38,472
Fannie Mae 2.28%–5.00% 2033–2053[1,2]	203,453	207,905
Freddie Mac 4.00% 2048[1]	119,183	121,221
Freddie Mac 4.00% 2048[1,2]	58,067	59,128
Freddie Mac 4.50% 2048[1,2]	72,458	75,286
Freddie Mac 3.50%–6.00% 2036–2048[1,2]	62,315	63,190
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[1,3]	94,410	91,785
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	58,089	57,342
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	79,700	78,932
Government National Mortgage Assn. 4.00% 2048[1]	121,300	124,048
Government National Mortgage Assn. 4.50% 2048[1,2]	146,350	151,893
Government National Mortgage Assn. 5.00% 2048[1,2]	52,870	55,524
Government National Mortgage Assn. 3.00%–6.50% 2032–2066[1,2]	70,277	71,790
Other securities		111,945
		2,542,811

Collateralized mortgage-backed obligations (privately originated) 1.75%
Other securities		85,186

4	American Funds Mortgage Fund

	Principal amount (000)	Value (000)
Commercial mortgage-backed securities 0.06%
Other securities		$3,041

Total mortgage-backed obligations		2,631,038

U.S. Treasury bonds & notes 25.44%
U.S. Treasury 20.51%
U.S. Treasury 1.625% 2019	$150,000	149,437
U.S. Treasury 1.75% 2022	133,000	128,602
U.S. Treasury 1.875% 2022	52,000	50,294
U.S. Treasury 1.875% 2022	44,000	42,696
U.S. Treasury 1.875% 2022	28,000	27,190
U.S. Treasury 2.125% 2022[4]	111,000	108,247
U.S. Treasury 1.625% 2023	35,321	33,591
U.S. Treasury 2.625% 2023	55,000	54,723
U.S. Treasury 2.75% 2023	90,000	90,049
U.S. Treasury 2.50% 2024[4]	28,000	27,602
U.S. Treasury 3.00% 2048	30,000	29,851
U.S. Treasury 1.50%–3.13% 2020–2048	263,472	260,062
		1,002,344

U.S. Treasury inflation-protected securities 4.93%
U.S. Treasury Inflation-Protected Security 0.625% 2023[5]	162,309	161,358
U.S. Treasury Inflation-Protected Security 2.125% 2041[5]	552	690
U.S. Treasury Inflation-Protected Security 0.75% 2042[4,5]	33,805	32,690
U.S. Treasury Inflation-Protected Security 1.375% 2044[4,5]	41,728	46,112
		240,850

Total U.S. Treasury bonds & notes		1,243,194

Federal agency bonds & notes 6.73%
Fannie Mae 1.875% 2022	138,000	133,914
Fannie Mae 2.00% 2022	201,000	194,855
		328,769

Asset-backed obligations 4.42%
Drive Auto Receivables Trust, Series 2018-3, Class A2, 2.75% 2020[1]	29,745	29,751
Exeter Automobile Receivables Trust, Series 2018-2A, Class A, 2.79% 2021[1,6]	29,830	29,819
Other securities		156,430
		216,000

Corporate bonds & notes 0.01%
Financials 0.01%
Other securities		428

Total bonds, notes & other debt instruments (cost: $4,452,581,000)		4,419,429

Short-term securities 38.21%
3M Co. 1.96% due 9/24/2018[6]	36,500	36,453
Bank of New York Co., Inc. 1.89% due 9/4/2018	40,550	40,541
BNP Paribas, New York Branch 1.89% due 9/4/2018	40,000	39,991
Chevron Corp. 2.01% due 9/10/2018[6]	40,000	39,979
CRC Funding, LLC 2.25% due 9/10/2018[6]	50,000	49,973
Emerson Electric Co. 1.93%–1.95% due 9/6/2018–9/17/2018[6]	38,000	37,976
ExxonMobil Corp. 1.95% due 9/21/2018	50,000	49,943
Federal Farm Credit Banks 1.94%–2.06% due 10/5/2018–11/27/2018	35,000	34,891
Federal Home Loan Bank 1.84%–2.06% due 9/7/2018–12/17/2018	890,900	889,052
Honeywell International Inc. 1.97% due 9/5/2018[6]	35,000	34,991
IBM Corp. 1.98% due 9/26/2018[6]	50,000	49,930

American Funds Mortgage Fund	5

Short-term securities (continued)	Principal amount (000)	Value (000)
Kimberly-Clark Corp. 1.97% due 9/18/2018[6]	$30,000	$29,970
U.S. Treasury Bills 1.79%–2.17% due 9/6/2018–2/14/2019	394,300	393,660
Other securities		139,700

Total short-term securities (cost: $1,866,910,000)		1,867,050
Total investment securities 128.66% (cost: $6,319,491,000)		6,286,479
Other assets less liabilities (28.66)%		(1,400,183)

Net assets 100.00%		$4,886,296

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $31,659,000, which represented .65% of the net assets of the fund.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 8/31/2018[8] (000)	Unrealized (depreciation) appreciation at 8/31/2018 (000)
90 Day Euro Dollar Futures	Long	2	December 2018	$500	$487	$(1)
2 Year U.S. Treasury Note Futures	Long	461	January 2019	92,200	97,436	23
5 Year U.S. Treasury Note Futures	Long	11,182	January 2019	1,118,200	1,268,021	438
10 Year Ultra U.S. Treasury Note Futures	Long	1,852	December 2018	185,200	237,143	153
20 Year U.S. Treasury Bond Futures	Long	233	December 2018	23,300	33,603	(15)
30 Year Ultra U.S. Treasury Bond Futures	Long	31	December 2018	3,100	4,939	2
						$600

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2018 (000)
1.8935%	U.S. EFFR	9/26/2018	$928,700	$(18)	$—	$(18)
1.865%	U.S. EFFR	9/26/2018	851,500	(33)	—	(33)
2.088%	U.S. EFFR	2/6/2020	270,000	(1,281)	—	(1,281)
2.0115%	U.S. EFFR	2/8/2020	325,000	(1,917)	—	(1,917)
2.5215%	U.S. EFFR	8/29/2020	227,890	41	—	41
3-month USD-LIBOR	2.806%	8/29/2020	80,500	18	—	18
2.5045%	U.S. EFFR	8/29/2020	311,110	(47)	—	(47)
3-month USD-LIBOR	1.217%	9/22/2021	70,000	3,379	—	3,379
3-month USD-LIBOR	1.225%	9/22/2021	70,000	3,363	—	3,363
3-month USD-LIBOR	1.2796%	10/11/2021	100,000	4,726	—	4,726
2.0145%	3-month USD-LIBOR	10/20/2021	200,000	(5,117)	—	(5,117)
3-month USD-LIBOR	1.785%	3/27/2022	35,000	1,286	—	1,286
2.009%	3-month USD-LIBOR	10/4/2022	102,000	(3,388)	—	(3,388)
2.1045%	3-month USD-LIBOR	10/31/2022	125,000	(3,754)	—	(3,754)
3-month USD-LIBOR	2.2835%	1/5/2023	228,000	5,472	—	5,472
3-month USD-LIBOR	2.24%	12/5/2026	85,400	4,165	—	4,165
3-month USD-LIBOR	2.27%	12/5/2026	69,600	3,240	—	3,240
3-month USD-LIBOR	3.238%	8/8/2044	6,000	(307)	—	(307)
3-month USD-LIBOR	2.4945%	1/9/2045	7,000	628	—	628
3-month USD-LIBOR	2.454%	1/15/2045	7,000	682	—	682
3-month USD-LIBOR	2.516%	10/20/2045	15,000	1,304	—	1,304
3-month USD-LIBOR	2.525%	10/20/2045	10,000	852	—	852
3-month USD-LIBOR	2.5315%	10/26/2045	16,000	1,342	—	1,342
3-month USD-LIBOR	2.57067%	11/9/2045	6,600	504	—	504

6	American Funds Mortgage Fund

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2018 (000)
3-month USD-LIBOR	2.6485%	11/16/2045	$6,525	$399	$—	$399
3-month USD-LIBOR	2.52822%	11/23/2045	13,350	1,130	—	1,130
3-month USD-LIBOR	2.59125%	12/16/2045	13,500	979	—	979
3-month USD-LIBOR	2.4095%	1/14/2046	10,000	1,082	—	1,082
3-month USD-LIBOR	1.991%	6/13/2046	6,000	1,150	—	1,150
3-month USD-LIBOR	1.9905%	6/13/2046	4,000	767	—	767
3-month USD-LIBOR	1.7985%	6/30/2046	12,000	2,757	—	2,757
U.S. EFFR	2.5635%	2/12/2048	45,279	(363)	—	(363)
U.S. EFFR	2.4615%	3/15/2048	2,800	37	—	37
U.S. EFFR	2.485%	3/15/2048	2,800	23	—	23
2.98%	3-month USD-LIBOR	3/15/2048	2,800	14	—	14
2.9625%	3-month USD-LIBOR	3/15/2048	2,800	4	—	4
U.S. EFFR	2.425%	3/16/2048	5,600	117	—	117
2.917%	3-month USD-LIBOR	3/16/2048	5,600	(45)	—	(45)
					$—	$23,191

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $35,794,000, which represented .73% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $590,552,000, which represented 12.09% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Mortgage Fund	7

Financial statements

Statement of assets and liabilities
at August 31, 2018	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $6,319,491)		$6,286,479
Cash		1,818
Receivables for:
Sales of investments	$1,507,568
Sales of fund’s shares	24,572
Variation margin on futures contracts	1,324
Variation margin on swap contracts	906
Interest	15,185
Other	28	1,549,583
		7,837,880
Liabilities:
Payables for:
Purchases of investments	2,948,465
Repurchases of fund’s shares	772
Dividends on fund’s shares	15
Investment advisory services	957
Services provided by related parties	322
Trustees’ deferred compensation	15
Variation margin on futures contracts	3
Variation margin on swap contracts	960
Other	75	2,951,584
Net assets at August 31, 2018		$4,886,296

Net assets consist of:
Capital paid in on shares of beneficial interest		$5,017,745
Undistributed net investment income		814
Accumulated net realized loss		(123,042)
Net unrealized depreciation		(9,221)
Net assets at August 31, 2018		$4,886,296

See Notes to Financial Statements

8	American Funds Mortgage Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (496,681 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$196,638	19,989	$9.84
Class C	15,680	1,600	9.80
Class T	10	1	9.83
Class F-1	13,489	1,371	9.84
Class F-2	73,821	7,501	9.84
Class F-3	13,333	1,355	9.84
Class 529-A	21,153	2,151	9.83
Class 529-C	4,397	449	9.79
Class 529-E	1,328	135	9.84
Class 529-T	10	1	9.83
Class 529-F-1	7,460	758	9.84
Class R-1	4,446	453	9.81
Class R-2	3,378	345	9.79
Class R-2E	108	11	9.82
Class R-3	33,838	3,443	9.83
Class R-4	5,958	606	9.84
Class R-5E	83	8	9.84
Class R-5	1,161	118	9.84
Class R-6	4,490,005	456,386	9.84

See Notes to Financial Statements

American Funds Mortgage Fund	9

Statement of operations
for the year ended August 31, 2018	(dollars in thousands)

Investment income:
Income:
Interest		$90,728
Fees and expenses*:
Investment advisory services	$9,994
Distribution services	1,067
Transfer agent services	614
Administrative services	2,054
Reports to shareholders	43
Registration statement and prospectus	345
Trustees’ compensation	29
Auditing and legal	86
Custodian	19
Other	122
Total fees and expenses before reimbursements	14,373
Less transfer agent services reimbursements	— †
Total fees and expenses after reimbursements		14,373
Net investment income		76,355

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers	(37,717)
Futures contracts	(77,568)
Swap contracts	2,247	(113,038)
Net unrealized (depreciation) appreciation on:
Investments in unaffiliated issuers	(53,146)
Futures contracts	(3,216)
Swap contracts	35,340	(21,022)
Net realized loss and unrealized depreciation		(134,060)

Net decrease in net assets resulting from operations		$(57,705)

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

10	American Funds Mortgage Fund

Statements of changes in net assets
	(dollars in thousands)

	Year ended August 31
	2018	2017
Operations:
Net investment income	$76,355	$40,791
Net realized (loss) gain	(113,038)	19,143
Net unrealized (depreciation) appreciation	(21,022)	15,183
Net (decrease) increase in net assets resulting from operations	(57,705)	75,117

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(80,339)	(50,431)
Distributions from net realized gain on investments	(10,371)	(25,288)
Total dividends and distributions paid or accrued to shareholders	(90,710)	(75,719)

Net capital share transactions	1,426,484	1,078,612

Total increase in net assets	1,278,069	1,078,010

Net assets:
Beginning of year	3,608,227	2,530,217
End of year (including undistributed net investment income: $814 and $794, respectively)	$4,886,296	$3,608,227

See Notes to Financial Statements

American Funds Mortgage Fund	11

Notes to financial statements

1. Organization

American Funds Mortgage Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income and preservation of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years*
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Effective December 1, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

12	American Funds Mortgage Fund

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as

American Funds Mortgage Fund	13

deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$2,631,038	$—	$2,631,038
U.S. Treasury bonds & notes	—	1,243,194	—	1,243,194
Federal agency bonds & notes	—	328,769	—	328,769
Asset-backed obligations	—	216,000	—	216,000
Corporate bonds & notes	—	—	428	428
Short-term securities	—	1,867,050	—	1,867,050
Total	$—	$6,286,051	$428	$6,286,479

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$616	$—	$—	$616
Unrealized appreciation on interest rate swaps	—	39,461	—	39,461
Liabilities:
Unrealized depreciation on futures contracts	(16)	—	—	(16)
Unrealized depreciation on interest rate swaps	—	(16,270)	—	(16,270)
Total	$600	$23,191	$—	$23,791

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

14	American Funds Mortgage Fund

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold or converted to cash without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate

American Funds Mortgage Fund	15

perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $1,963,692,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the

16	American Funds Mortgage Fund

statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $6,321,796,000.

The following tables present the financial statement impacts resulting from the fund’s use of futures contracts and interest rate swaps as of, or for the year ended, August 31, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$616	Unrealized depreciation*	$16
Swaps	Interest	Unrealized appreciation*	39,461	Unrealized depreciation*	16,270
			$40,077		$16,286

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(77,568)	Net unrealized depreciation on futures contracts	$(3,216)
Swaps	Interest	Net realized gain on swap contracts	2,247	Net unrealized appreciation on swap contracts	35,340
			$(75,321)		$32,124

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, interest rate swaps and future delivery contracts. For futures contracts and interest rate swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

American Funds Mortgage Fund	17

During the year ended August 31, 2018, the fund reclassified $4,004,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

As of August 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$843
Capital loss carryforward*	(120,341)
Gross unrealized appreciation on investments	47,741
Gross unrealized depreciation on investments	(58,924)
Net unrealized depreciation on investments	(11,183)
Cost of investments	6,321,453

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended August 31, 2018						Year ended August 31, 2017
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid or accrued		Ordinary income		Long-term capital gains		Total dividends and distributions paid or accrued
Class A	$3,378		$287		$3,665		$4,035		$877		$4,912
Class B1							—	[2]	—	[2]	—	[2]
Class C	146		25		171		263		102		365
Class T3	—	[2]	—	[2]	—	[2]	—	[2]	—		—	[2]
Class F-1	238		21		259		343		77		420
Class F-2	1,124		74		1,198		1,091		255		1,346
Class F-3[4]	236		16		252		46		—		46
Class 529-A	325		28		353		331		73		404
Class 529-B1							—	[2]	—	[2]	—	[2]
Class 529-C	38		6		44		64		25		89
Class 529-E	20		2		22		22		5		27
Class 529-T3	—	[2]	—	[2]	—	[2]	—	[2]	—		—	[2]
Class 529-F-1	133		9		142		140		28		168
Class R-1	36		6		42		29		13		42
Class R-2	29		4		33		33		12		45
Class R-2E	1		—	[2]	1		1		—	[2]	1
Class R-3	409		42		451		278		85		363
Class R-4	67		3		70		49		11		60
Class R-5E	1		—	[2]	1		—	[2]	—	[2]	—	[2]
Class R-5	22		2		24		12		2		14
Class R-6	79,055		4,927		83,982		57,827		9,590		67,417
Total	$85,258		$5,452		$90,710		$64,564		$11,155		$75,719

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Amount less than one thousand.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of average daily net assets and decreasing to 0.140% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to

18	American Funds Mortgage Fund

2.00% on such income in excess of $8,333,333. For the year ended August 31, 2018, the investment advisory services fee was $9,994,000, which was equivalent to an annualized rate of 0.234% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2018, unreimbursed expenses subject to reimbursement totaled $54,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Funds Mortgage Fund	19

For the year ended August 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$520	$353		$21		Not applicable
Class C	177	31		9		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	37	22		7		Not applicable
Class F-2	Not applicable	59		29		Not applicable
Class F-3	Not applicable	1		6		Not applicable
Class 529-A	48	32		10		$14
Class 529-C	49	8		2		3
Class 529-E	7	2		1		1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	11		4		5
Class R-1	40	7		2		Not applicable
Class R-2	24	12		2		Not applicable
Class R-2E	1	—	*	—	*	Not applicable
Class R-3	154	69		15		Not applicable
Class R-4	10	4		2		Not applicable
Class R-5E	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	1		1		Not applicable
Class R-6	Not applicable	2		1,943		Not applicable
Total class-specific expenses	$1,067	$614		$2,054		$23

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $29,000 in the fund’s statement of operations reflects $28,000 in current fees (either paid in cash or deferred) and a net increase of $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2018.

20	American Funds Mortgage Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2018

Class A	$44,042	4,413	$3,571		360		$(60,682)	(6,106)	$(13,069)	(1,333)
Class C	2,842	287	168		17		(7,643)	(770)	(4,633)	(466)
Class T	—	—	—		—		—	—	—	—
Class F-1	8,910	891	256		26		(9,468)	(954)	(302)	(37)
Class F-2	50,747	5,114	1,192		120		(22,872)	(2,310)	29,067	2,924
Class F-3	8,914	896	172		17		(6,294)	(632)	2,792	281
Class 529-A	7,505	753	350		36		(5,346)	(539)	2,509	250
Class 529-C	1,426	144	44		5		(3,301)	(332)	(1,831)	(183)
Class 529-E	293	30	21		2		(417)	(42)	(103)	(10)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	2,229	224	142		14		(1,779)	(179)	592	59
Class R-1	2,503	252	42		4		(1,419)	(143)	1,126	113
Class R-2	1,296	131	33		3		(1,102)	(111)	227	23
Class R-2E	25	3	1		—	[2]	(7)	(1)	19	2
Class R-3	19,883	2,001	448		45		(11,789)	(1,189)	8,542	857
Class R-4	4,265	432	70		7		(606)	(61)	3,729	378
Class R-5E	138	14	1		—	[2]	(65)	(7)	74	7
Class R-5	1,082	108	23		2		(650)	(65)	455	45
Class R-6	1,489,439	149,462	83,979		8,473		(176,128)	(17,861)	1,397,290	140,074
Total net increase (decrease)	$1,645,539	165,155	$90,513		9,131		$(309,568)	(31,302)	$1,426,484	142,984

Year ended August 31, 2017

Class A	$64,393	6,336	$4,764		471		$(80,215)	(7,913)	$(11,058)	(1,106)
Class B3	9	1	1		—	[2]	(200)	(20)	(190)	(19)
Class C	5,855	578	358		36		(11,131)	(1,102)	(4,918)	(488)
Class T4	10	1	—		—		—	—	10	1
Class F-1	13,684	1,344	419		41		(22,001)	(2,169)	(7,898)	(784)
Class F-2	45,771	4,487	1,282		127		(52,726)	(5,216)	(5,673)	(602)
Class F-3[5]	11,584	1,142	18		2		(714)	(70)	10,888	1,074
Class 529-A	6,666	656	402		40		(5,609)	(554)	1,459	142
Class 529-B3	12	1	—	[2]	—	[2]	(51)	(5)	(39)	(4)
Class 529-C	1,948	192	89		9		(2,345)	(232)	(308)	(31)
Class 529-E	478	47	27		3		(320)	(32)	185	18
Class 529-T4	10	1	—	[2]	—	[2]	—	—	10	1
Class 529-F-1	1,961	195	167		16		(1,382)	(136)	746	75
Class R-1	3,760	374	42		4		(751)	(75)	3,051	303
Class R-2	1,266	126	45		4		(1,119)	(111)	192	19
Class R-2E	86	8	1		—	[2]	(5)	— [2]	82	8
Class R-3	28,485	2,823	362		36		(5,593)	(554)	23,254	2,305
Class R-4	1,256	123	59		6		(1,936)	(190)	(621)	(61)
Class R-5E	—	—	—		—		—	—	—	—
Class R-5	495	49	14		1		(186)	(18)	323	32
Class R-6	1,036,710	102,249	67,416		6,660		(35,009)	(3,453)	1,069,117	105,456
Total net increase (decrease)	$1,224,439	120,733	$75,466		7,456		$(221,293)	(21,850)	$1,078,612	106,339

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

American Funds Mortgage Fund	21

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $38,416,877,000 and $37,660,163,000, respectively, during the year ended August 31, 2018.

10. Ownership concentration

At August 31, 2018, three shareholders held more than 10% of the fund’s outstanding shares. The three shareholders were American Funds 2025 Target Date Retirement Fund, American Funds 2020 Target Date Retirement Fund and American Funds 2030 Target Date Retirement Fund, with aggregate ownership of the fund’s outstanding shares of 18%, 16% and 14%, respectively. CRMC is the investment adviser to the three target date retirement funds.

22	American Funds Mortgage Fund

Financial highlights

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class A:
8/31/2018	$10.20	$.14		$(.32)	$(.18)	$(.15)	$(.03)	$(.18)	$9.84	(1.81)%	$197		.68%		.68%		1.41%
8/31/2017	10.23	.10		.09	.19	(.13)	(.09)	(.22)	10.20	1.94	218		.69		.69		.98
8/31/2016	10.22	.08		.22	.30	(.16)	(.13)	(.29)	10.23	2.90	229		.68		.68		.79
8/31/2015	10.21	.04		.17	.21	(.10)	(.10)	(.20)	10.22	2.09	164		.70		.70		.40
8/31/2014	9.84	.10		.39	.49	(.12)	—	(.12)	10.21	4.97	134		.72		.72		1.00
Class C:
8/31/2018	10.17	.06		(.33)	(.27)	(.07)	(.03)	(.10)	9.80	(2.68)	16		1.47		1.47		.60
8/31/2017	10.19	.02		.11	.13	(.06)	(.09)	(.15)	10.17	1.25	21		1.48		1.48		.18
8/31/2016	10.18	—	[4]	.22	.22	(.08)	(.13)	(.21)	10.19	2.10	26		1.48		1.48		(.01)
8/31/2015	10.19	(.05)		.17	.12	(.03)	(.10)	(.13)	10.18	1.14	17		1.50		1.50		(.40)
8/31/2014	9.83	.02		.38	.40	(.04)	—	(.04)	10.19	4.09	15		1.54		1.54		.17
Class T:
8/31/2018	10.20	.16		(.33)	(.17)	(.17)	(.03)	(.20)	9.83	(1.68)[5]	—	[6]	.45	[5]	.45	[5]	1.65	[5]
8/31/2017[7,8]	10.10	.06		.10	.16	(.06)	—	(.06)	10.20	1.63 [5,9]	—	[6]	.18	[5,9]	.18	[5,9]	.55	[5,9]
Class F-1:
8/31/2018	10.20	.14		(.32)	(.18)	(.15)	(.03)	(.18)	9.84	(1.83)	14		.70		.70		1.39
8/31/2017	10.23	.10		.09	.19	(.13)	(.09)	(.22)	10.20	1.92	14		.70		.70		.94
8/31/2016	10.22	.08		.22	.30	(.16)	(.13)	(.29)	10.23	2.91	23		.67		.67		.92
8/31/2015	10.21	.04		.17	.21	(.10)	(.10)	(.20)	10.22	2.08	10		.71		.71		.41
8/31/2014	9.84	.10		.38	.48	(.11)	—	(.11)	10.21	4.94	5		.74		.74		.99
Class F-2:
8/31/2018	10.21	.17		(.33)	(.16)	(.18)	(.03)	(.21)	9.84	(1.64)	74		.40		.40		1.73
8/31/2017	10.23	.12		.11	.23	(.16)	(.09)	(.25)	10.21	2.30	47		.44		.44		1.20
8/31/2016	10.22	.11		.22	.33	(.19)	(.13)	(.32)	10.23	3.18	53		.41		.41		1.28
8/31/2015	10.21	.07		.17	.24	(.13)	(.10)	(.23)	10.22	2.37	12		.42		.42		.67
8/31/2014	9.85	.12		.38	.50	(.14)	—	(.14)	10.21	5.12	10		.46		.46		1.24
Class F-3:
8/31/2018	10.20	.18		(.32)	(.14)	(.19)	(.03)	(.22)	9.84	(1.45)	13		.31		.31		1.80
8/31/2017[7,10]	10.07	.09		.14	.23	(.10)	—	(.10)	10.20	2.33 [9]	11		.31	[11]	.31	[11]	1.55	[11]
Class 529-A:
8/31/2018	10.20	.13		(.33)	(.20)	(.14)	(.03)	(.17)	9.83	(1.98)	21		.75		.75		1.36
8/31/2017	10.23	.10		.09	.19	(.13)	(.09)	(.22)	10.20	1.98	19		.74		.74		.94
8/31/2016	10.21	.08		.22	.30	(.15)	(.13)	(.28)	10.23	2.81	18		.76		.76		.71
8/31/2015	10.21	.02		.17	.19	(.09)	(.10)	(.19)	10.21	1.91	13		.79		.79		.32
8/31/2014	9.84	.09		.39	.48	(.11)	—	(.11)	10.21	4.87	11		.82		.82		.89

See end of table for footnotes.

American Funds Mortgage Fund	23

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
8/31/2018	$10.15	$.05		$(.31)	$(.26)	$(.07)	$(.03)	$(.10)	$9.79	(2.64)%	$4		1.52%		1.52%		.54%
8/31/2017	10.18	.01		.10	.11	(.05)	(.09)	(.14)	10.15	1.10	6		1.53		1.53		.14
8/31/2016	10.17	(.01)		.22	.21	(.07)	(.13)	(.20)	10.18	2.04	7		1.55		1.55		(.06)
8/31/2015	10.18	(.06)		.17	.11	(.02)	(.10)	(.12)	10.17	1.10	5		1.57		1.57		(.47)
8/31/2014	9.82	.01		.39	.40	(.04)	—	(.04)	10.18	4.05	4		1.62		1.62		.09
Class 529-E:
8/31/2018	10.20	.11		(.32)	(.21)	(.12)	(.03)	(.15)	9.84	(2.09)	1		.96		.96		1.14
8/31/2017	10.23	.07		.10	.17	(.11)	(.09)	(.20)	10.20	1.65	2		.98		.98		.71
8/31/2016	10.21	.05		.22	.27	(.12)	(.13)	(.25)	10.23	2.66	1		1.01		1.01		.45
8/31/2015	10.21	—	[4]	.17	.17	(.07)	(.10)	(.17)	10.21	1.65	1		1.04		1.04		.06
8/31/2014	9.84	.06		.39	.45	(.08)	—	(.08)	10.21	4.59	1		1.08		1.08		.65
Class 529-T:
8/31/2018	10.20	.16		(.33)	(.17)	(.17)	(.03)	(.20)	9.83	(1.74)[5]	—	[6]	.52	[5]	.52	[5]	1.59	[5]
8/31/2017[7,8]	10.10	.05		.11	.16	(.06)	—	(.06)	10.20	1.60 [5,9]	—	[6]	.20	[5,9]	.20	[5,9]	.53	[5,9]
Class 529-F-1:
8/31/2018	10.20	.16		(.32)	(.16)	(.17)	(.03)	(.20)	9.84	(1.66)	8		.52		.52		1.60
8/31/2017	10.23	.12		.09	.21	(.15)	(.09)	(.24)	10.20	2.11	7		.53		.53		1.17
8/31/2016	10.22	.09		.22	.31	(.17)	(.13)	(.30)	10.23	3.03	6		.55		.55		.89
8/31/2015	10.21	.06		.17	.23	(.12)	(.10)	(.22)	10.22	2.22	6		.57		.57		.54
8/31/2014	9.84	.11		.39	.50	(.13)	—	(.13)	10.21	5.08	5		.61		.61		1.10
Class R-1:
8/31/2018	10.17	.06		(.32)	(.26)	(.07)	(.03)	(.10)	9.81	(2.58)	4		1.47		1.47		.65
8/31/2017	10.20	.03		.08	.11	(.05)	(.09)	(.14)	10.17	1.13	4		1.49		1.49		.33
8/31/2016	10.19	.01		.22	.23	(.09)	(.13)	(.22)	10.20	2.27	—	[6]	1.33		1.33		.18
8/31/2015	10.19	—	[4]	.17	.17	(.07)	(.10)	(.17)	10.19	1.61	—	[6]	1.13		1.13		(.06)
8/31/2014	9.84	.14		.38	.52	(.17)	—	(.17)	10.19	5.38 [5]	—	[6]	.26	[5]	.26	[5]	1.45	[5]
Class R-2:
8/31/2018	10.15	.07		(.32)	(.25)	(.08)	(.03)	(.11)	9.79	(2.54)	3		1.42		1.42		.69
8/31/2017	10.18	.02		.10	.12	(.06)	(.09)	(.15)	10.15	1.18	3		1.46		1.46		.22
8/31/2016	10.17	—	[4]	.22	.22	(.08)	(.13)	(.21)	10.18	2.10	3		1.49		1.49		(.01)
8/31/2015	10.18	(.06)		.17	.11	(.02)	(.10)	(.12)	10.17	1.08	2		1.62		1.62		(.51)
8/31/2014	9.83	.02		.39	.41	(.06)	—	(.06)	10.18	4.19 [5]	2		1.47	[5]	1.47	[5]	.23	[5]
Class R-2E:
8/31/2018	10.19	.10		(.33)	(.23)	(.11)	(.03)	(.14)	9.82	(2.30)[5]	—	[6]	1.17	[5]	1.07	[5]	1.04	[5]
8/31/2017	10.21	.06		.11	.17	(.10)	(.09)	(.19)	10.19	1.69 [5]	—	[6]	1.12	[5]	1.11	[5]	.63	[5]
8/31/2016	10.22	.08		.22	.30	(.18)	(.13)	(.31)	10.21	2.92 [5]	—	[6]	.70	[5]	.60	[5]	.84	[5]
8/31/2015	10.21	.06		.17	.23	(.12)	(.10)	(.22)	10.22	2.22 [5]	—	[6]	.57	[5]	.57	[5]	.54	[5]
8/31/2014[7,12]	10.21	—		—	—	—	—	—	10.21	—	—	[6]	—		—		—

24	American Funds Mortgage Fund

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class R-3:
8/31/2018	$10.19	$.11		$(.32)	$(.21)	$(.12)	$(.03)	$(.15)	$9.83	(2.15)%	$34		1.02%		1.02%		1.10%
8/31/2017	10.22	.08		.08	.16	(.10)	(.09)	(.19)	10.19	1.59	26		1.02		1.02		.79
8/31/2016	10.21	.04		.22	.26	(.12)	(.13)	(.25)	10.22	2.57	3		1.00		1.00		.52
8/31/2015	10.21	—	[4]	.17	.17	(.07)	(.10)	(.17)	10.21	1.68	2		1.01		1.01		.09
8/31/2014	9.84	.08		.39	.47	(.10)	—	(.10)	10.21	4.78 [5]	2		.92	[5]	.92	[5]	.81	[5]
Class R-4:
8/31/2018	10.20	.15		(.33)	(.18)	(.15)	(.03)	(.18)	9.84	(1.80)	6		.66		.66		1.55
8/31/2017	10.23	.10		.09	.19	(.13)	(.09)	(.22)	10.20	1.94	2		.69		.69		.97
8/31/2016	10.22	.08		.22	.30	(.16)	(.13)	(.29)	10.23	2.93	3		.65		.65		.88
8/31/2015	10.21	.05		.17	.22	(.11)	(.10)	(.21)	10.22	2.16	2		.63		.63		.48
8/31/2014	9.84	.11		.38	.49	(.12)	—	(.12)	10.21	5.06	2		.63		.63		1.06
Class R-5E:
8/31/2018	10.20	.18		(.33)	(.15)	(.18)	(.03)	(.21)	9.84	(1.53)	—	[6]	.48		.45		1.79
8/31/2017	10.23	.13		.10	.23	(.17)	(.09)	(.26)	10.20	2.25	—	[6]	.56		.40		1.28
8/31/2016[7,13]	10.25	.08		.17	.25	(.14)	(.13)	(.27)	10.23	2.39 [9]	—	[6]	.53	[11]	.53	[11]	1.01	[11]
Class R-5:
8/31/2018	10.20	.18		(.33)	(.15)	(.18)	(.03)	(.21)	9.84	(1.50)	1		.36		.36		1.77
8/31/2017	10.23	.13		.10	.23	(.17)	(.09)	(.26)	10.20	2.25	1		.38		.38		1.31
8/31/2016	10.22	.11		.22	.33	(.19)	(.13)	(.32)	10.23	3.19	1		.39		.39		1.14
8/31/2015	10.21	.07		.17	.24	(.13)	(.10)	(.23)	10.22	2.40	—	[6]	.38		.38		.72
8/31/2014	9.84	.15		.37	.52	(.15)	—	(.15)	10.21	5.29	—	[6]	.43		.43		1.48
Class R-6:
8/31/2018	10.20	.18		(.32)	(.14)	(.19)	(.03)	(.22)	9.84	(1.44)	4,490		.30		.30		1.83
8/31/2017	10.23	.14		.09	.23	(.17)	(.09)	(.26)	10.20	2.33	3,227		.31		.31		1.40
8/31/2016	10.22	.11		.22	.33	(.19)	(.13)	(.32)	10.23	3.27	2,157		.31		.31		1.16
8/31/2015	10.21	.08		.17	.25	(.14)	(.10)	(.24)	10.22	2.48	1,553		.32		.32		.80
8/31/2014	9.84	.13		.39	.52	(.15)	—	(.15)	10.21	5.33	961		.36		.36		1.32

	Year ended August 31
Portfolio turnover rate for all share classes[14]	2018	2017	2016	2015	2014

Excluding mortgage dollar roll transactions	66%	104%	159%	130%	Not available
Including mortgage dollar roll transactions	1,009%	635%	1,041%	1,205%	812%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Amount less than $.01.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Annualized.
[12]	Class R-2E shares began investment operations on August 29, 2014.
[13]	Class R-5E shares began investment operations on November 20, 2015.
[14]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

American Funds Mortgage Fund	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Mortgage Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American Funds Mortgage Fund (the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
October 16, 2018

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

26	American Funds Mortgage Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2018, through August 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Mortgage Fund	27

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	3/1/2018	8/31/2018	during period*	expense ratio
Class A – actual return	$1,000.00	$1,009.38	$3.39	.67%
Class A – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class C – actual return	1,000.00	1,004.41	7.38	1.46
Class C – assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class T – actual return	1,000.00	1,009.49	2.33	.46
Class T – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class F-1 – actual return	1,000.00	1,009.30	3.49	.69
Class F-1 – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class F-2 – actual return	1,000.00	1,010.80	2.03	.40
Class F-2 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class F-3 – actual return	1,000.00	1,011.27	1.52	.30
Class F-3 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 529-A – actual return	1,000.00	1,007.94	3.85	.76
Class 529-A – assumed 5% return	1,000.00	1,021.37	3.87	.76
Class 529-C – actual return	1,000.00	1,005.21	7.63	1.51
Class 529-C – assumed 5% return	1,000.00	1,017.59	7.68	1.51
Class 529-E – actual return	1,000.00	1,007.94	4.86	.96
Class 529-E – assumed 5% return	1,000.00	1,020.37	4.89	.96
Class 529-T – actual return	1,000.00	1,009.22	2.63	.52
Class 529-T – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 529-F-1 – actual return	1,000.00	1,010.20	2.58	.51
Class 529-F-1 – assumed 5% return	1,000.00	1,022.63	2.60	.51
Class R-1 – actual return	1,000.00	1,005.49	7.38	1.46
Class R-1 – assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class R-2 – actual return	1,000.00	1,005.74	7.08	1.40
Class R-2 – assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2E – actual return	1,000.00	1,006.04	5.71	1.13
Class R-2E – assumed 5% return	1,000.00	1,019.51	5.75	1.13
Class R-3 – actual return	1,000.00	1,007.70	5.11	1.01
Class R-3 – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class R-4 – actual return	1,000.00	1,009.50	3.29	.65
Class R-4 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5E – actual return	1,000.00	1,010.34	2.43	.48
Class R-5E – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class R-5 – actual return	1,000.00	1,010.97	1.82	.36
Class R-5 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class R-6 – actual return	1,000.00	1,011.29	1.52	.30
Class R-6 – assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

28	American Funds Mortgage Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2018:

U.S. government income that may be exempt from state taxation	$34,531,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

American Funds Mortgage Fund	29

Approval of Investment Advisory and Service Agreement

American Funds Mortgage Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2019. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income and preservation of capital by investing primarily in mortgage-related securities They compared the fund’s investment results with those of other relevant funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through October 31, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against the Lipper Intermediate U.S. Government Funds Average, the Lipper GNMA Funds Average, and the Bloomberg Barclays U.S. Mortgage Backed Securities Index. They noted the fund’s relatively short history and reviewed the results for the one-year, three-year, five-year, and lifetime periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Intermediate U.S. Government Funds Average. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

30	American Funds Mortgage Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Mortgage Fund	31

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Nariman Farvardin, PhD, 1956	2018	President, Stevens Institute of Technology	78	None
Leonard R. Fuller, 1946	2010	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	78	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	81	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Chair, California Jump$tart Coalition for Personal Financial Literacy; part-time faculty, Pomona College; Professor Emerita, University of Redlands; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	68	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	19	None
John H. Smet, 1956	2010	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	22	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

32	American Funds Mortgage Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David J. Betanzos, 1974 President	2014	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Executive Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Fergus N. MacDonald, 1969 Senior Vice President	2010	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Mortgage Fund	33

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34	American Funds Mortgage Fund

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American Funds Mortgage Fund	35

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American Funds Mortgage Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2018, portfolio of American Funds Mortgage Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Mortgage Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Mortgage Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The Capital Advantage®

Since 1931, American Funds by Capital Group has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	AFMF

Registrant:
a) Audit Fees:

2017	$78,000
2018	$75,000

b) Audit-Related Fees:
2017	None
2018	None

c) Tax Fees:
2017	$7,000
2018	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	None
2018	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	None
2018	$51,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $7,000 for fiscal year 2017 and $58,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Mortgage Fund®
Investment portfolio
August 31, 2018
Bonds, notes & other debt instruments 90.45% Mortgage-backed obligations 53.85% Federal agency mortgage-backed obligations 52.04%	Principal amount (000)	Value (000)
Fannie Mae 2.50% 2033[1]	$1,972	$1,909
Fannie Mae 2.50% 2033[1]	610	587
Fannie Mae 3.00% 2033[1]	421	410
Fannie Mae 4.00% 2036[1]	6,533	6,732
Fannie Mae 4.00% 2036[1]	5,760	5,943
Fannie Mae 4.00% 2036[1]	3,858	3,975
Fannie Mae 4.00% 2036[1]	3,672	3,784
Fannie Mae 4.00% 2036[1]	1,872	1,929
Fannie Mae 4.00% 2036[1]	835	861
Fannie Mae 4.00% 2037[1]	16,605	17,086
Fannie Mae 5.00% 2040[1]	1,000	1,034
Fannie Mae 2.275% 2043[1]	189	172
Fannie Mae 2.275% 2043[1]	123	112
Fannie Mae 2.275% 2043[1]	106	97
Fannie Mae 2.275% 2043[1]	83	75
Fannie Mae 2.525% 2043[1]	215	202
Fannie Mae 2.525% 2043[1]	142	133
Fannie Mae 2.525% 2043[1]	140	131
Fannie Mae 2.525% 2043[1]	135	127
Fannie Mae 2.525% 2043[1]	130	122
Fannie Mae 2.525% 2043[1]	125	117
Fannie Mae 2.525% 2043[1]	119	111
Fannie Mae 2.525% 2043[1]	101	95
Fannie Mae 2.525% 2043[1]	100	93
Fannie Mae 2.525% 2043[1]	96	90
Fannie Mae 2.525% 2043[1]	85	80
Fannie Mae 2.525% 2043[1]	80	75
Fannie Mae 2.525% 2043[1]	80	75
Fannie Mae 2.525% 2043[1]	68	64
Fannie Mae 2.525% 2043[1]	63	59
Fannie Mae 2.525% 2043[1]	50	47
Fannie Mae 2.775% 2043[1]	431	412
Fannie Mae 2.775% 2043[1]	356	340
Fannie Mae 2.775% 2043[1]	331	316
Fannie Mae 2.775% 2043[1]	279	266
Fannie Mae 2.775% 2043[1]	223	213
Fannie Mae 2.775% 2043[1]	212	202
Fannie Mae 2.775% 2043[1]	128	122
Fannie Mae 2.775% 2043[1]	125	119
Fannie Mae 2.775% 2043[1]	106	101
Fannie Mae 2.775% 2043[1]	104	99
Fannie Mae 2.775% 2043[1]	99	95
Fannie Mae 2.775% 2043[1]	94	90
Fannie Mae 2.775% 2043[1]	64	61
Fannie Mae 2.775% 2043[1]	61	58
Fannie Mae 2.775% 2043[1]	59	56
American Funds Mortgage Fund — Page 1 of 9

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 2.775% 2043[1]	$55	$53
Fannie Mae 2.775% 2043[1]	45	43
Fannie Mae 3.025% 2043[1]	341	331
Fannie Mae 3.025% 2043[1]	208	202
Fannie Mae 3.025% 2043[1]	188	182
Fannie Mae 3.025% 2043[1]	168	163
Fannie Mae 3.025% 2043[1]	136	131
Fannie Mae 3.025% 2043[1]	107	104
Fannie Mae 3.025% 2043[1]	95	92
Fannie Mae 3.025% 2043[1]	86	83
Fannie Mae 3.025% 2043[1]	83	80
Fannie Mae 3.025% 2043[1]	77	74
Fannie Mae 3.025% 2043[1]	44	43
Fannie Mae 3.275% 2043[1]	212	208
Fannie Mae 3.275% 2043[1]	159	156
Fannie Mae 3.275% 2043[1]	72	70
Fannie Mae 3.275% 2043[1]	61	60
Fannie Mae 3.275% 2043[1]	32	32
Fannie Mae 4.00% 2043[1]	6,436	6,580
Fannie Mae 4.00% 2045[1]	10,577	10,841
Fannie Mae 4.00% 2046[1]	7,633	7,783
Fannie Mae 3.50% 2047[1]	1,396	1,389
Fannie Mae 4.00% 2047[1]	70,209	71,581
Fannie Mae 4.00% 2047[1]	50,154	51,130
Fannie Mae 4.00% 2047[1]	20,537	20,936
Fannie Mae 4.00% 2047[1]	19,863	20,249
Fannie Mae 4.00% 2047[1]	8,753	8,924
Fannie Mae 4.00% 2047[1]	4,810	4,904
Fannie Mae 4.00% 2047[1]	4,514	4,600
Fannie Mae 4.00% 2047[1]	2,455	2,503
Fannie Mae 4.50% 2047[1]	5,942	6,087
Fannie Mae 3.50% 2048[1,2]	38,604	38,370
Fannie Mae 4.00% 2048[1,2]	250,129	254,341
Fannie Mae 4.00% 2048[1,2]	68,280	69,378
Fannie Mae 4.00% 2048[1,2]	20,474	20,844
Fannie Mae 4.50% 2048[1,2]	347,510	360,428
Fannie Mae 4.50% 2048[1]	207,987	216,080
Fannie Mae 4.50% 2048[1]	104,274	108,357
Fannie Mae 4.50% 2048[1]	62,248	64,685
Fannie Mae 4.50% 2048[1]	23,465	24,383
Fannie Mae 4.50% 2048[1,2]	14,465	15,020
Fannie Mae 5.00% 2048[1]	36,313	38,472
Fannie Mae 3.50% 2053[1]	1,924	1,878
Freddie Mac 4.00% 2036[1]	1,633	1,682
Freddie Mac 4.00% 2036[1]	1,530	1,572
Freddie Mac 4.00% 2036[1]	1,209	1,245
Freddie Mac 6.00% 2038[1]	140	155
Freddie Mac 4.00% 2041[1]	364	371
Freddie Mac 3.009% 2045[1,3]	19,442	19,520
Freddie Mac 3.50% 2046[1]	382	378
Freddie Mac 4.00% 2046[1]	12,615	12,868
Freddie Mac 4.50% 2046[1]	1,468	1,526
Freddie Mac 4.00% 2047[1]	9,047	9,224
Freddie Mac 4.00% 2047[1]	3,489	3,524
American Funds Mortgage Fund — Page 2 of 9

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 3.50% 2048[1]	$12,024	$11,976
Freddie Mac 3.50% 2048[1,2]	12,000	11,930
Freddie Mac 4.00% 2048[1]	119,183	121,221
Freddie Mac 4.00% 2048[1,2]	58,067	59,128
Freddie Mac 4.50% 2048[1,2]	72,458	75,286
Freddie Mac 4.50% 2048[1,2]	3,000	3,113
Freddie Mac 5.00% 2048[1]	3,414	3,626
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[1]	480	470
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 2.50% 2056[1]	23,846	23,411
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 2056[1]	17,129	16,635
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.50% 2056[1,3]	12,428	12,100
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	16,186	15,770
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[1,3]	94,410	91,785
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	58,089	57,342
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	79,700	78,932
Government National Mortgage Assn. 4.00% 2032[1]	918	949
Government National Mortgage Assn. 4.00% 2032[1]	614	635
Government National Mortgage Assn. 6.50% 2032[1]	972	1,076
Government National Mortgage Assn. 3.75% 2034[1]	1,264	1,289
Government National Mortgage Assn. 4.25% 2034[1]	1,226	1,281
Government National Mortgage Assn. 3.25% 2035[1]	2,973	2,966
Government National Mortgage Assn. 3.25% 2035[1]	1,810	1,806
Government National Mortgage Assn. 3.25% 2035[1]	1,527	1,523
Government National Mortgage Assn. 3.25% 2035[1]	1,436	1,433
Government National Mortgage Assn. 5.00% 2035[1]	771	818
Government National Mortgage Assn. 3.75% 2037[1]	539	551
Government National Mortgage Assn. 6.50% 2038[1]	357	392
Government National Mortgage Assn. 6.50% 2038[1]	56	58
Government National Mortgage Assn. 6.00% 2039[1]	2,954	3,227
Government National Mortgage Assn. 3.25% 2040[1]	1,140	1,139
Government National Mortgage Assn. 3.25% 2040[1]	1,073	1,071
Government National Mortgage Assn. 3.25% 2040[1]	760	758
Government National Mortgage Assn. 5.00% 2040[1]	177	186
Government National Mortgage Assn. 5.50% 2040[1]	3,168	3,465
Government National Mortgage Assn. 4.00% 2041[1]	1,125	1,118
Government National Mortgage Assn. 4.50% 2041[1]	1,458	1,522
Government National Mortgage Assn. 4.50% 2041[1]	887	920
Government National Mortgage Assn. 4.50% 2041[1]	766	797
Government National Mortgage Assn. 4.50% 2041[1]	516	536
Government National Mortgage Assn. 4.50% 2041[1]	285	297
Government National Mortgage Assn. 5.00% 2041[1]	3,031	3,187
Government National Mortgage Assn. 5.00% 2041[1]	2,325	2,447
Government National Mortgage Assn. 5.00% 2041[1]	1,018	1,077
Government National Mortgage Assn. 6.50% 2041[1]	289	311
Government National Mortgage Assn. 2.75% 2042[1]	557	536
Government National Mortgage Assn. 2.75% 2042[1]	422	406
Government National Mortgage Assn. 2.75% 2042[1]	404	390
Government National Mortgage Assn. 2.75% 2042[1]	393	378
Government National Mortgage Assn. 2.75% 2042[1]	286	275
Government National Mortgage Assn. 2.75% 2042[1]	263	254
Government National Mortgage Assn. 2.75% 2042[1]	70	67
Government National Mortgage Assn. 3.50% 2042[1]	670	675
Government National Mortgage Assn. 3.50% 2042[1]	604	608
Government National Mortgage Assn. 4.00% 2042[1]	784	807
American Funds Mortgage Fund — Page 3 of 9

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 4.00% 2042[1]	$701	$718
Government National Mortgage Assn. 4.00% 2042[1]	647	663
Government National Mortgage Assn. 4.50% 2042[1]	1,718	1,788
Government National Mortgage Assn. 3.50% 2043[1]	909	918
Government National Mortgage Assn. 3.50% 2043[1]	901	904
Government National Mortgage Assn. 4.00% 2043[1]	936	948
Government National Mortgage Assn. 3.75% 2044[1]	1,731	1,770
Government National Mortgage Assn. 4.25% 2044[1]	859	893
Government National Mortgage Assn. 4.00% 2046[1]	6,007	6,088
Government National Mortgage Assn. 4.00% 2046[1]	5,125	5,195
Government National Mortgage Assn. 3.00% 2048[1]	8,721	8,535
Government National Mortgage Assn. 3.00% 2048[1,2]	3,000	2,932
Government National Mortgage Assn. 3.00% 2048[1]	1,000	979
Government National Mortgage Assn. 3.00% 2048[1]	279	273
Government National Mortgage Assn. 4.00% 2048[1]	121,300	124,048
Government National Mortgage Assn. 4.50% 2048[1,2]	146,350	151,893
Government National Mortgage Assn. 5.00% 2048[1,2]	52,870	55,524
Government National Mortgage Assn. 4.81% 2061[1]	3	3
Government National Mortgage Assn. 5.11% 2062[1]	93	94
Government National Mortgage Assn. 5.378% 2064[1]	4	4
Government National Mortgage Assn. 4.818% 2065[1]	959	971
Government National Mortgage Assn. 5.019% 2066[1]	149	151
Government National Mortgage Assn. 5.166% 2066[1]	316	321
Government National Mortgage Assn., Series 2011-H02, Class BA, 4.45% 2061[1,3]	74	75
Government National Mortgage Assn., Series 2016-H04, Class CI, interest only, 2.526% 2062[1,3]	11,640	180
Government National Mortgage Assn., Series 2016-H13, Class IO, interest only, 0.808% 2066[1,3]	105,095	1,848
Seasoned Loan Structured Transaction, Series 2018-1, Class A1, 3.50% 2028[1]	18,326	18,347
		2,542,811
Collateralized mortgage-backed obligations (privately originated) 1.75%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[1,3,4]	4,718	4,744
Connecticut Avenue Securities, Series 2014-C02, Class 1M1, (1-month USD-LIBOR + 0.95%) 3.015% 2024[1,3]	26	26
Finance of America Structured Securities Trust, Series 2017-HB1, Class A, 2.321% 2027[1,3,4,5]	8,437	8,413
Homeward Opportunities Fund Trust 3.766% 2048[1,4]	11,595	11,559
Nationstar HECM Loan Trust, Series 2017-1A, Class A, 1.968% 2027[1,4,5]	2,020	2,016
Nationstar HECM Loan Trust, Series 2017-2A, Class A1, 2.038% 2027[1,3,4,5]	3,755	3,718
Nationstar HECM Loan Trust, Series 2018-1A, Class A, 2.76% 2028[1,4]	11,241	11,253
Nationstar HECM Loan Trust, Series 2018-2, Class A, 3.269% 2028[1,4,5]	17,084	17,084
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 2056[1,3,4]	8,020	7,900
Towd Point Mortgage Trust, Series 2017-5, Class A1, 2.665% 2057[1,3,4]	5,767	5,787
Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[1,4]	12,763	12,686
		85,186
Commercial mortgage-backed securities 0.06%
WF-RBS Commercial Mortgage Trust, Series 2013-C18, Class ASB, 3.676% 2046[1]	3,000	3,041
Total mortgage-backed obligations		2,631,038
U.S. Treasury bonds & notes 25.44% U.S. Treasury 20.51%
U.S. Treasury 1.625% 2019	150,000	149,437
U.S. Treasury 1.50% 2020	3,098	3,041
U.S. Treasury 2.625% 2020	12,000	11,998
U.S. Treasury 1.75% 2021	5,000	4,852
U.S. Treasury 2.00% 2021	24,000	23,566
American Funds Mortgage Fund — Page 4 of 9

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.00% 2021	$12,000	$11,726
U.S. Treasury 2.75% 2021	13,300	13,322
U.S. Treasury 1.75% 2022	133,000	128,602
U.S. Treasury 1.75% 2022	20,000	19,357
U.S. Treasury 1.875% 2022	52,000	50,294
U.S. Treasury 1.875% 2022	44,000	42,696
U.S. Treasury 1.875% 2022	28,000	27,190
U.S. Treasury 2.00% 2022	25,500	24,756
U.S. Treasury 2.125% 2022[6]	111,000	108,247
U.S. Treasury 1.625% 2023	35,321	33,591
U.S. Treasury 1.625% 2023	5,000	4,759
U.S. Treasury 2.50% 2023	24,679	24,407
U.S. Treasury 2.625% 2023	55,000	54,723
U.S. Treasury 2.75% 2023	90,000	90,049
U.S. Treasury 2.75% 2023	26,600	26,616
U.S. Treasury 2.125% 2024	10,000	9,633
U.S. Treasury 2.50% 2024[6]	28,000	27,602
U.S. Treasury 2.875% 2025	20,373	20,465
U.S. Treasury 2.875% 2028	20,500	20,519
U.S. Treasury 2.875% 2028	8,474	8,476
U.S. Treasury 2.875% 2046	21,000	20,406
U.S. Treasury 3.00% 2048	30,000	29,851
U.S. Treasury 3.00% 2048	1,000	995
U.S. Treasury 3.125% 2048	10,948	11,168
		1,002,344
U.S. Treasury inflation-protected securities 4.93%
U.S. Treasury Inflation-Protected Security 0.625% 2023[7]	162,309	161,358
U.S. Treasury Inflation-Protected Security 2.125% 2041[7]	552	690
U.S. Treasury Inflation-Protected Security 0.75% 2042[6,7]	33,805	32,690
U.S. Treasury Inflation-Protected Security 1.375% 2044[6,7]	41,728	46,112
		240,850
Total U.S. Treasury bonds & notes		1,243,194
Federal agency bonds & notes 6.73%
Fannie Mae 1.875% 2022	138,000	133,914
Fannie Mae 2.00% 2022	201,000	194,855
		328,769
Asset-backed obligations 4.42%
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A2A, 1.51% 2020[1]	769	768
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class A2A, 1.65% 2020[1]	4,067	4,058
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class A2A, 2.71% 2021[1]	10,025	10,019
Angel Oak Capital Advisors LLC, Series 2013-9A, CLO, Class A1R, (3-month USD-LIBOR + 1.01%) 3.358% 2025[1,3,4]	687	687
BlueMountain Ltd., Series 2013-4A, CLO, Class AR, (3-month USD-LIBOR + 1.01%) 3.349% 2025[1,3,4]	1,281	1,281
BlueMountain Ltd., Series 2014-2A, CLO, Class AR, (3-month USD LIBOR + 0.93%) 3.278% 2026[1,3,4]	5,240	5,241
Chase Issuance Trust, Series 2016-A5, Class A5, 1.27% 2021[1]	1,185	1,171
CIFC Funding Ltd., Series 2014-3A, CLO, Class AR, (3-month USD-LIBOR + 0.95%) 3.297% 2026[1,3,4]	4,000	4,000
Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75% 2021[1]	3,550	3,507
CPS Auto Receivables Trust, Series 2016-D, Class A, 1.50% 2020[1,4]	471	470
CPS Auto Receivables Trust, Series 2017-A, Class A, 1.68% 2020[1,4]	1,207	1,205
CPS Auto Receivables Trust, Series 2017-C, Class A, 1.78% 2020[1,4]	402	401
American Funds Mortgage Fund — Page 5 of 9

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
CPS Auto Receivables Trust, Series 2018-B, Class A, 2.72% 2021[1,4]	$6,749	$6,745
Drive Auto Receivables Trust, Series 2018-2, Class A2, 2.64% 2020[1]	14,970	14,969
Drive Auto Receivables Trust, Series 2018-3, Class A2, 2.75% 2020[1]	29,745	29,751
Drive Auto Receivables Trust, Series 2017-3, Class C, 2.80% 2022[1]	5,010	4,996
Drivetime Auto Owner Trust, Series 2017-2A, Class A, 1.72% 2020[1,4]	20	20
Drivetime Auto Owner Trust, Series 2018-2, Class A, 2.84% 2021[1,4]	19,465	19,465
Emerson Park Ltd., Series 2013-1A, CLO, Class A1AR, (3-month USD-LIBOR + 0.98%) 3.319% 2025[1,3,4]	361	361
Exeter Automobile Receivables Trust, Series 2017-3A, Class A, 2.05% 2021[1,4]	6,122	6,095
Exeter Automobile Receivables Trust, Series 2018-2A, Class A, 2.79% 2021[1,4]	29,830	29,819
Ford Credit Auto Owner Trust, Series 2014-1A, 2.26% 2025[1,4]	13,615	13,572
Ford Credit Auto Owner Trust, Series 2014-2A, 2.31% 2026[1,4]	4,595	4,566
Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.47% 2020[1]	916	916
Santander Drive Auto Receivables Trust, Series 2018-4, Class A2A 3.07% 2021[1]	9,460	9,457
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.465% 2025[1,3]	159	156
Symphony Ltd., Series 2013-12A, CLO, Class AR, (3-month USD-LIBOR + 1.03%) 3.369% 2025[1,3,4]	2,788	2,788
Toyota Auto Receivables Owner Trust, Series 2018-B, Class A2A, 2.64% 2021[1]	15,305	15,298
Westlake Automobile Receivables Trust, Series 2017-1A, Class A2, 1.78% 2020[1,4]	1,635	1,634
Westlake Automobile Receivables Trust, Series 2017-2A, Class A2A, 1.80% 2020[1,4]	2,893	2,886
Westlake Automobile Receivables Trust, Series 2018-2A, Class A2A, 2.84% 2021[1,4]	16,980	16,977
Westlake Automobile Receivables Trust, Series 2017-1A, Class C, 2.70% 2022[1,4]	2,730	2,721
		216,000
Corporate bonds & notes 0.01% Financials 0.01%
Carlyle Investment Management (1-month USD-LIBOR + 2.00%) 4.339% 2019[1,3,4,5,8]	427	428
Total corporate bonds & notes		428
Total bonds, notes & other debt instruments (cost: $4,452,581,000)		4,419,429
Short-term securities 38.21%
3M Co. 1.96% due 9/24/2018[4]	36,500	36,453
Bank of New York Co., Inc. 1.89% due 9/4/2018	40,550	40,541
BNP Paribas, New York Branch 1.89% due 9/4/2018	40,000	39,991
CHARTA, LLC 2.27% due 9/28/2018[4]	20,000	19,968
Chevron Corp. 2.01% due 9/10/2018[4]	40,000	39,979
Coca-Cola Co. 2.10% due 11/20/2018[4]	25,000	24,880
Colgate-Palmolive Co. 1.90% due 9/10/2018[4]	25,000	24,987
CRC Funding, LLC 2.25% due 9/10/2018[4]	50,000	49,973
Emerson Electric Co. 1.93%–1.95% due 9/6/2018–9/17/2018[4]	38,000	37,976
ExxonMobil Corp. 1.95% due 9/21/2018	50,000	49,943
Federal Farm Credit Banks 1.94%–2.06% due 10/5/2018–11/27/2018	35,000	34,891
Federal Home Loan Bank 1.84%–2.06% due 9/7/2018–12/17/2018	890,900	889,052
Freddie Mac 1.98% due 11/2/2018	10,000	9,967
Honeywell International Inc. 1.97% due 9/5/2018[4]	35,000	34,991
IBM Corp. 1.98% due 9/26/2018[4]	50,000	49,930
Kimberly-Clark Corp. 1.97% due 9/18/2018[4]	30,000	29,970
National Rural Utilities Cooperative Finance Corp. 1.98% due 9/18/2018	25,000	24,975
Pfizer Inc. 2.10% due 10/23/2018[4]	15,000	14,955
American Funds Mortgage Fund — Page 6 of 9

Short-term securities	Principal amount (000)	Value (000)
U.S. Treasury Bills 1.79%–2.17% due 9/6/2018–2/14/2019	$394,300	$393,660
United Parcel Service Inc. 2.00% due 10/1/2018[4]	20,000	19,968
Total short-term securities (cost: $1,866,910,000)		1,867,050
Total investment securities 128.66% (cost: $6,319,491,000)		6,286,479
Other assets less liabilities (28.66)%		(1,400,183)
Net assets 100.00%		$4,886,296
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[9] (000)	Value at 8/31/2018[10] (000)	Unrealized (depreciation) appreciation at 8/31/2018 (000)
90 Day Euro Dollar Futures	Long	2	December 2018	$500	$487	$(1)
2 Year U.S. Treasury Note Futures	Long	461	January 2019	92,200	97,436	23
5 Year U.S. Treasury Note Futures	Long	11,182	January 2019	1,118,200	1,268,021	438
10 Year Ultra U.S. Treasury Note Futures	Long	1,852	December 2018	185,200	237,143	153
20 Year U.S. Treasury Bond Futures	Long	233	December 2018	23,300	33,603	(15)
30 Year Ultra U.S. Treasury Bond Futures	Long	31	December 2018	3,100	4,939	2
						$600
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2018 (000)
1.8935%	U.S. EFFR	9/26/2018	$928,700	$(18)	$—	$(18)
1.865%	U.S. EFFR	9/26/2018	851,500	(33)	—	(33)
2.088%	U.S. EFFR	2/6/2020	270,000	(1,281)	—	(1,281)
2.0115%	U.S. EFFR	2/8/2020	325,000	(1,917)	—	(1,917)
2.5215%	U.S. EFFR	8/29/2020	227,890	41	—	41
3-month USD-LIBOR	2.806%	8/29/2020	80,500	18	—	18
2.5045%	U.S. EFFR	8/29/2020	311,110	(47)	—	(47)
3-month USD-LIBOR	1.217%	9/22/2021	70,000	3,379	—	3,379
3-month USD-LIBOR	1.225%	9/22/2021	70,000	3,363	—	3,363
3-month USD-LIBOR	1.2796%	10/11/2021	100,000	4,726	—	4,726
2.0145%	3-month USD-LIBOR	10/20/2021	200,000	(5,117)	—	(5,117)
3-month USD-LIBOR	1.785%	3/27/2022	35,000	1,286	—	1,286
2.009%	3-month USD-LIBOR	10/4/2022	102,000	(3,388)	—	(3,388)
2.1045%	3-month USD-LIBOR	10/31/2022	125,000	(3,754)	—	(3,754)
3-month USD-LIBOR	2.2835%	1/5/2023	228,000	5,472	—	5,472
3-month USD-LIBOR	2.24%	12/5/2026	85,400	4,165	—	4,165
3-month USD-LIBOR	2.27%	12/5/2026	69,600	3,240	—	3,240
3-month USD-LIBOR	3.238%	8/8/2044	6,000	(307)	—	(307)
3-month USD-LIBOR	2.4945%	1/9/2045	7,000	628	—	628
3-month USD-LIBOR	2.454%	1/15/2045	7,000	682	—	682
3-month USD-LIBOR	2.516%	10/20/2045	15,000	1,304	—	1,304
3-month USD-LIBOR	2.525%	10/20/2045	10,000	852	—	852
3-month USD-LIBOR	2.5315%	10/26/2045	16,000	1,342	—	1,342
American Funds Mortgage Fund — Page 7 of 9

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 8/31/2018 (000)
3-month USD-LIBOR	2.57067%	11/9/2045	$6,600	$504	$—	$504
3-month USD-LIBOR	2.6485%	11/16/2045	6,525	399	—	399
3-month USD-LIBOR	2.52822%	11/23/2045	13,350	1,130	—	1,130
3-month USD-LIBOR	2.59125%	12/16/2045	13,500	979	—	979
3-month USD-LIBOR	2.4095%	1/14/2046	10,000	1,082	—	1,082
3-month USD-LIBOR	1.991%	6/13/2046	6,000	1,150	—	1,150
3-month USD-LIBOR	1.9905%	6/13/2046	4,000	767	—	767
3-month USD-LIBOR	1.7985%	6/30/2046	12,000	2,757	—	2,757
U.S. EFFR	2.5635%	2/12/2048	45,279	(363)	—	(363)
U.S. EFFR	2.4615%	3/15/2048	2,800	37	—	37
U.S. EFFR	2.485%	3/15/2048	2,800	23	—	23
2.98%	3-month USD-LIBOR	3/15/2048	2,800	14	—	14
2.9625%	3-month USD-LIBOR	3/15/2048	2,800	4	—	4
U.S. EFFR	2.425%	3/16/2048	5,600	117	—	117
2.917%	3-month USD-LIBOR	3/16/2048	5,600	(45)	—	(45)
					$—	$23,191
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $590,552,000, which represented 12.09% of the net assets of the fund.
[5]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $31,659,000, which represented .65% of the net assets of the fund.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $35,794,000, which represented .73% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	Value determined using significant unobservable inputs.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
CLO = Collateralized Loan Obligations
EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars
American Funds Mortgage Fund — Page 8 of 9

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
©2018 Capital Group. All rights reserved.
MFGEFPX-042-1018O-S66149	American Funds Mortgage Fund — Page 9 of 9

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Mortgage Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American Funds Mortgage Fund (the "Fund") as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) as of August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

October 16, 2018

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the American Funds Mortgage Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Funds Mortgage Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS MORTGAGE FUND

By /s/ Kristine M. Nishiyama
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: October 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Kristine M. Nishiyama
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: October 31, 2018

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 31, 2018